EXHIBIT 10.6

MINISTRY OF HEALTH AND SOCIAL PROTECTION

RESOLUTION NUMBER 003220 OF 2019

(NOV 29TH 2019 )

Whereby Resolution 5521 of December 4th, 2018 is modified, which granted license for the manufacture of cannabis derivatives to MEDICOLOMBIA'S CANNABIS S.A.S.

THE DIRECTOR OF MEDICINES AND HEALTH TECHNOLOGIES

In the exercise of his legal powers, in particular those conferred in the article 2.8.11.2.1.4 of Decree 780 of 2016, in development of articles 9 and 10 of the Resolution 2892 of 2017 and Resolution 895 of 2018 and

CONSIDERING

That by means of Resolution 5521 of  December 4th 2018, the Ministry of Health and Social Protection granted MEDICOLOMBIA'S CANNABIS S.A.S., identified with TIN 901.158.575-0. the license to manufacture cannabis derivatives 077, in the modality of national use.

That through official letter filed with number 201942300268292 of February 22nd, 2019, the company MEDICOLOMBIA'S CANNABIS S.A.S., requested the inclusion of the modalities of scientific research and export, providing the following information: i) Completed form GMTF05 "Request for modification or termination of license to manufacture cannabis derivatives", ii) Certificate of good standing and legal representation of the Chamber of Commerce of Bucaramanga, dated February 21st, 2019, iii) Research draft,  iv) Export plan and v) Proof of payment for evaluation costs (Fols. 251 to 284).

That through a written document filed under number 201942300268252 on February 22nd, 2019, Mr. Holger Audine Amaya Chacón, acting as legal representative of the licensee company, informs the Directorate of Medicines and Health Technologies of this Ministry of the change of the assistant manager of the company, enclosing a copy of the "Minutes Number 9 Extraordinary Assembly" and a copy of the ID card of the new assistant manager, Mr. Luis Carlos Uribe Uribe (Fols 285 to 288).

That the Directorate of Medicines and Health Technologies of this Ministry analyzed the information provided by the society MEDICOLOMBIA'S CANNABIS S.A.S. and made a request through communication filed with the number 201924001243951 of September 18th 2019, requesting to get the Certificate of good standing and representation of the chamber of commerce of MEDICOLOMBIA'S CANNABIS S.A.S. where the change of legal representative is included (Fol. 289).

That MEDICOLOMBIA'S CANNABIS S.A.S. by means of file number 201942301645292 of October 9th, 2019, Mr. Holger Audine Amaya Chacón acting as legal representative of the licensee company, provides Certificate of good standing and legal representation of the chamber of commerce of Bucaramanga dated September 23rd, 2019, in which it is stated that Mr. Luis Carlos Uribe Uribe with ID card 19.128.015 issued in Bogota D.C, and "that by Minute No. 2 of 2018/06/15 of the Extraordinary Assembly of Shareholders registered in this Chamber of Commerce on 2019/02/26 under No. 164959 of Book 9, it is stated" in the position of Assistant Manager of the licensee company (Fols. 293 to 299).

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That the Directorate of Medicines and Health Technologies finds that the application submitted by the licensee is not substantial, as it is: of inclusion of the modalities scientific research and export, and after verifying the requirements set forth in current regulations, considers it appropriate to modify the license granted.

On the basis of the above,

RULES

Article 1. To amend Article 1 of Resolution 5521 of December 4th, 2018, which will remain as follows:

“Article 1. To grant the license to manufacture cannabis derivatives of 077, in the Modality of i) national use and scientific research and iii) export, to MEDICOLOMBIA’S CANNABIS S.A.S., identified with TIN 901.158.575-0 legally represented by Mr. HOLGER AUDINE AMAYA CHACON identified with ID card number 88.135.481 issued in Ocaña for the term of five (5) years.

Paragraph. The manufacturing process may only be carried out in the property identified with real estate registration number 314-11848, located in the countryside division of EL DUENDE in the municipality of LOS SANTOS, in the department of Santander, during the same term of validity of this license.

Article 2. To notify personally the content of this resolution to the legal representative of MEDICOLOMBIA'S CANNABIS S.A.S., legal entity identified with T.I.N. 901158575-0, to its attorney-in-fact or to whoever is authorized for this purpose, at the address for notifications: Carrera 49 No. 54 - 73, in the city of Bucaramanga, Santander, informing it that an appeal for replacement, can be brought to challenge this resolution which must be filed in writing in the personal procedure of notification, or within ten (10) days after it, under the terms provided in Article 76 of the Administrative Procedure and Contentious Administrative Code.

Paragraph. If personal notification cannot be made, the procedure shall be in accordance with the provisions of Article 69 of the Administrative Procedure and Contentious Administrative Code  - CPACA (as per its initials in Spanish).

Article 3. Once this administrative act becomes final, communicate its contents to the U.A.E. National Narcotics Fund, the Sub directorate of Control and Fiscal Monitoring of Chemicals and Narcotics of the Ministry of Justice and Law and the Municipality of Los Santos - Santander.

Article 4. This resolution is effective as from the date of execution.

SO ORDERED

Issued in Bogotá, D.C. on:

NOV 29TH 2019

Signature

AURELIO MEJIA MEJIA

Director of Medicines and Health Technologies

Produced by: mmurcia

Reviewed by: mlopezp

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MINISTRY OF HEALTH AND SOCIAL PROTECTION

PROCEDURE OF PERSONAL NOTIFICATION

In Bogotá D.C., on the eleventh (11th) day of December 2019, at 10:07 a.m., Mr. HOLGER AUDINE AMAYA CHACON, of legal age, appeared before the General Secretary of the Ministry of Health and Social Protection, identified with citizenship card No.88.135.481, Issued in Ocaña - Norte de Santander, as Legal Representative of MEDICOLOMBIA'S CANNABIS S.A.S., in order to be personally notified of the content of Resolution No. 03220 of November 29th, 2019, "Whereby Resolution 5521 of December 4th, 2018 is modified that granted license for the manufacture of cannabis derivatives to MEDICOLOMBIA'S CANNABIS S.A.S.

It is made known to the Legal Representative of the company MEDICOLOMBIA'S CANNABIS S.A.S, which has a term of ten (10) working days from his personal notification, to file an appeal for replacement, in accordance with Articles 76 and 77 of the Administrative Procedure and Contentious Administrative Code, before the Directorate of Drugs and Health Technologies of this Ministry.

A free copy of the Resolution to be notified is delivered

Notified party    Signature                                                                              Notifying official    Signature

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